Exhibit 99.1

SHAP 2018-1, LLC CFMT 2021-HB7 Due Diligence Review

October 15, 2021

This document is protected under the copyright laws of the United States and other countries as an unpublished work. This document contains information that is proprietary and confidential to American Mortgage Consultants, Inc. or its technical alliance partners, which shall not be disclosed outside or duplicated, used, or disclosed in whole or in part for any purpose other than to evaluate American Mortgage Consultants, Inc. Any use or disclosure in whole or in part of this information without the express written permission of American Mortgage Consultants, Inc. is prohibited.

© 2021 American Mortgage Consultants, Inc. (Unpublished). All rights reserved.

SHAP 2018-1 LLC, CFMT 2021-HB7 Due Diligence

Review Results

Summary

AMC Diligence, LLC (“AMC”) reviewed a population of 2,870 Home Equity Conversion Mortgage loans (“HECMs”) owned by SHAP 2018-1, LLC (“Client”). The HECM portfolio is sub-serviced by PHH Mortgage Corporation (PHH). The review included review of data, documentation and images provided by the sub-servicer, validation of key servicing system data, and confirmation of FHA Mortgage Insurance. Due diligence also included an order of Broker Price Opinions (“BPOs”) to gain insight into market value on a sample of properties. It also included current owner title searches retrieved by AMC. The procedures followed during AMC’s review (the “Review”) and the results of the Review are detailed below.

Original sample selections were grossed up by 25% from original statistical sample sizes to preserve levels of statistical significance in the event of drops from the securitization population after due diligence commencement. The original population for securitization was reduced from 2,870 HECMs to 2,671 HECMs (the “Securitization Population”) after sample selections were made and due diligence commenced. The one hundred ninety-nine (199) drops were requested by SHAP 2018-1, LLC. Securitization Population reductions within each procedure tested may have altered overall statistical samples because of dropped loans after sampling was completed. Samples sizes and exceptions identified within the procedures below have excluded dropped loans.

Procedures

1.	Obtain a data tape from SHAP 2018-1, LLC, identify a statistical sample size at the 95% confidence level and 5% confidence interval, gross up the statistical sample size to 125% to include a 25% overage above the statistically identified sample size, randomly select loans from the data tape to satisfy the grossed-up sample, and determine:

a.	If the below fields in the sub-servicer’s servicing system of record agree to the data tape.
•	MIP Rate

•	Current UPB

•	Current Interest Rate

•	Marketable Title Date

•	Loan Status

MIP Rate

From a sample of 402 HECMs, AMC reviewed servicing system screen shots or the servicing system and compared the MIP Rate represented in the screen shot or servicing system as of 08/31/2021 to the value represented in the data tape. There was one (1) data discrepancy identified.

Current UPB

From a sample of 402 HECMs, AMC reviewed servicing system screen shots or the servicing system and compared the current UPB represented in the screen shot or servicing system as of 08/31/2021 to the value represented in the data tape. AMC identified forty-nine (49) instances where the Current UPB was found to have a variance compared to the data tape. Forty-nine (49) variances were cleared when Client provided an updated data tape. There were no other exceptions noted.

Current Interest Rate

From a sample of 402 HECMs, AMC reviewed servicing system screen shots or the servicing system and compared the Current Interest Rate represented in the screen shot or servicing system as of 08/31/2021 to the value represented in the data tape. There were six (6) data discrepancies identified.

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Marketable Title Date

From a sample of 402 HECMs, AMC identified four (4) HECMs with a marketable title date. AMC reviewed servicing system screen shots or the servicing system for the four (4) HECMs and compared the marketable title date represented in the screen shot or servicing system as of 08/31/2021 to the value represented in the data tape. There were no exceptions noted.

Loan Status

From a sample of 402 HECMs, AMC reviewed the servicing system screenshot or servicing system transaction history containing loan status effective dates. There were seven (7) data discrepancies identified.

b.	If the below fields from the original document of record, HUD’s “HERMIT” system, HUD documents or combination of systems agree with the data tape.
•	Maximum Claim Amount

•	Called Due Date

•	UPB at Called Due Date

•	Original Note Rate

•	Margin (on adjustable rate loans)

•	Index (on adjustable rate loans)

•	Debenture Rate

•	Foreclosure First Legal Date

•	Closing Date

•	Amortization Type

•	FHA Case Number

•	Original Principal Limit

Maximum Claim Amount

From a sample of 402 HECMs, AMC reviewed HERMIT screen shots from the applicable sub-servicer and compared the Max Claim Amount represented in the screen shot to the data tape provided by SHAP 2018-1, LLC. There were no exceptions noted.

Called Due Date

From a sample of 402 HECMs, AMC identified 264 HECMs with a Called Due Date in the data tape. AMC reviewed a screen shot from the HERMIT system or Due and Payable approval letters from HUD’s designee to identify the Called Due Date and compared the dates to the Called Due Date listed in the data tape provided by SHAP 2018-1, LLC. AMC noted two (2) exceptions. One (1) of the exceptions was due to data discrepancies between the tape data and the due diligence findings where the tape did not reflect a Called Due Date however, one was located in the documentation provided and one (1) exception was due to no documentation being provided to support the due diligence. No other exceptions were noted.

UPB at Called Due Date

From a sample of 402 HECMs, AMC identified 264 HECMs with a Called Due Date in the data tape, of which 258 had a UPB at Called Due Date on the tape.  AMC reviewed a screen shot provided by SHAP 2018-1, LLC or from the applicable sub-servicer system representing the HECM balance history and compared the UPB at the time of the Called Due Date represented in the screen shot or servicing system to the value represented in the data tape.  AMC identified sixty (60) instances where the UPB at Called Due Date was found to have a variance compared to the data tape. Fifty-two (52) variances were cleared when Client provided an updated data tape. There were eight (8) remaining exceptions noted. Six (6) exceptions were due to data discrepancies between the tape data and the audit findings. Two (2) exceptions were due to no documentation being provided to support the due diligence. No other exceptions were noted.

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Original Note Rate

From a sample of 402 HECMs, AMC reviewed the original Note provided by SHAP 2018-1, LLC. AMC compared the Note Rate represented in the Note to the Note Rate on the data tape provided by SHAP 2018-1, LLC. There were no exceptions noted.

Margin (on adjustable rate HECMs)

From a sample of 402 HECMs, AMC identified 120 HECMs with adjustable rate features. AMC reviewed the Original Note provided by SHAP 2018-1, LLC for the HECMs. AMC compared the Margin represented in the Note to the Margin represented in the tape data provided by SHAP 2018-1, LLC. There were no exceptions noted.

Index (on adjustable rate HECMs)

From a sample of 402 HECMs, AMC identified 120 HECMs with adjustable rate features. AMC reviewed the Original Note provided by SHAP 2018-1, LLC for the HECMs. AMC compared the Index represented in the Note to the Index represented in the tape data provided by SHAP 2018-1, LLC. There were no exceptions noted.

Debenture Rate

From a sample of 402 HECMs, AMC reviewed HERMIT screen shots from the applicable sub-servicer to determine the endorsement date and looked up the corresponding debenture interest rate to Mortgagee Debenture Interest Rates published by HUD. AMC compared the debenture rate to the tape data. There were no exceptions noted.

Foreclosure First Legal Date

From a sample of 402 HECMs, AMC identified 138 HECMs with a Foreclosure First Legal Date. AMC reviewed the HECMs utilizing imaged copies of foreclosure complaints, Notices of Default, and other first legal evidence relevant to the foreclosure action and compared the Foreclosure First Legal Date to the data tape provided by SHAP 2018-1, LLC. AMC noted thirty-two (32) exceptions. Nineteen (19) of the exceptions were due to data discrepancies between the tape data and the audit findings and thirteen (13) exceptions were due to missing documentation. No other exceptions were noted.

Closing Date

From a sample of 402 HECMs, AMC reviewed HERMIT screen shots or HUD settlement documents from the sub-servicer to determine the closing date recognized by HUD and compared the date to the tape data. AMC identified two (2) exception due to a discrepancy between the documentation provided and the data tape. There were no other exceptions noted.

Amortization Type

From a sample of 402 HECMs, AMC reviewed the Original Note provided by SHAP 2018-1, LLC. AMC compared the Amortization Type represented in the Note and Riders to the data tape provided by SHAP 2018-1, LLC. There were no exceptions noted.

FHA Case Number

From a sample of 402 HECMs, AMC reviewed HERMIT screen shots from the applicable sub-servicer and compared the FHA Case Number represented in the screen shot to the data tape provided by SHAP 2018-1, LLC. There were no exceptions noted.

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Original Principal Limit

From a sample of 402 HECMs, AMC reviewed HERMIT screen shots from the applicable sub-servicer to determine the Original Principal Limit and compared the Original Principal Limit to the tape data provided by SHAP 2018-1, LLC. There were five (5) exception noted due to a data discrepancy. There were no other exceptions noted.

2.	Obtain and review FHA reporting from SHAP 2018-1, LLC and determine that all HECMs have FHA insurance coverage.

AMC evaluated FHA coverage on 2,671 assets in the Securitization Population. There were no exceptions noted.

3.	Obtain the most recent valuations report including date of valuation, type, and amount, and

a.	Select a statistical sample of HECMs at the 95% confidence level and 5% confidence interval, gross up the statistical sample size to 125% to include a 25% overage above the statistically identified sample size, randomly select loans from the data tape to satisfy the grossed-up sample, and determine if the value and valuation date in the servicing system match those found in the imaged copy valuation.

AMC selected and reviewed 402 of the most recent appraisals found in the Securitization Population validating the date and amount from the imaged appraisal to the servicing system data. AMC identified six (6) unique HECMs with exceptions. Four (4) variances were due to a date and amount discrepancy. Two (2) variances were due to only a date discrepancy. No other exceptions were noted.

AMC did not review the appraisal in order to ascertain the validity of any values. AMC makes no representations or warranties about the underlying value of the property.

4.	Obtain a list of HECMs in due and payable status, and select a statistical sample of HECMs at the 95% confidence level and 5% confidence interval, gross up the statistical sample size to 125% to include a 25% overage above the statistically identified sample size, randomly select loans from the data tape to satisfy the grossed-up sample, and determine:

a.	If the primary borrower was sixty-two (62) years of age or older at the time of closing based upon documents validating age in the imaging system and provided by SHAP 2018-1, LLC.

From a sample of 402 HECMs in the Securitization Population, AMC reviewed imaged HECM loan files to verify a proof of age was provided by the borrower at origination and was available in the imaged loan file and the borrower was sixty-two (62) years of age or older at the time of closing. The due diligence results identified six (6) exceptions, all of which were due to missing documentation. At SHAP 2018-1, LLC’s request, a social security number search was run by LexisNexis to verify the primary borrower’s birthdate. HECMs with exceptions identified had dates of birth and loan eligibility subsequently confirmed through the search. There were no other exceptions noted.

5.	Obtain a list of loans with corporate advances and all transaction level detail, identify a statistical sample size at the 95% confidence level and 5% confidence interval, gross up the statistical sample size to 125% to include a 25% overage above the statistically identified sample size, randomly select loans from the data tape to satisfy the grossed-up sample, and:

a.	Select an individual property preservation transaction for each loan and determine that the transaction has not exceeded a per-event FHA allowance.

AMC identified 209 HECMs within the sample selection with property preservation advances. AMC randomly selected a single property preservation transaction from the 209 HECMs. AMC tested the sample of loan-level property preservation fee transactions against allowable limits detailed in HUD Mortgagee letters and Appendix 4 of 4001.1: FHA Single Family Housing Handbook through review of servicing advance history, supporting invoices, FHA over-allowable approvals, and additional details provided by SHAP 2018-1, LLC. AMC identified fifty-seven (57) exceptions. On fourteen (14) of the exceptions, SHAP 2018-1, LLC was unable to provide over-allowable approvals to support associated advances. On forty-three (43) of the exceptions, SHAP 2018-1, LLC was unable to provide documentation to support the advance. There were no other exceptions noted.

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b.	Select an individual tax or insurance disbursement, review the invoice or other documentation supporting that disbursement, and verify that the amount and coding of the disbursement is accurately represented in the servicing system.

AMC identified 287 HECMs within the sample selection with a tax or insurance disbursement. AMC randomly selected a single tax or insurance transaction from each of those HECMs, requested relevant invoice support from SHAP 2018-1, LLC and verified that the amount and coding of the disbursement is accurately represented in the servicing system. A total of one hundred twenty-nine (129) exceptions were originally identified. One hundred twenty-seven (127) exceptions where due to no documentation being provided to support the advance and the remaining two (2) exceptions were due to data discrepancies. There were no other exceptions noted.

c.	Select an individual foreclosure, bankruptcy, property preservation, or other non-tax or insurance disbursement, review the invoice or other documentation supporting that disbursement, and verify that the amount and coding of the disbursement is accurately represented in the servicing system.

AMC identified 354 HECMs within the sample selection with a non-tax or insurance disbursement. AMC randomly selected a single disbursement transaction from each of those HECMs, requested relevant invoice support from SHAP 2018-1, LLC and verified that the amount and coding of the disbursement is accurately represented in the servicing system. There were one hundred-forty (140) exceptions identified which were all due to the Client being unable to provide the supporting documentation. There were no other exceptions noted.

6.	Identify HECMs with property valuations twenty-four (24) or more months old. Select a statistical sample of HECMs at the 95% confidence level and 5% confidence interval, gross up the statistical sample size to 125% to include a 25% overage above the statistically identified sample size, randomly select loans from the data tape to satisfy the grossed-up sample, and order Broker Price Opinions. Identify HECMs with property valuations less than twenty-four (24) months old but greater than twelve (12) months old, select an 8% sample, and order Broker Price Opinions.

BPOs for a total of 393 HECMs were ordered for HECMs in the Securitization Population. Of the 393 BPOs, seven (7) were not received from the valuation vender during the due diligence timeframe provided. The results of all the valuations received have been provided to SHAP 2018-1, LLC.

Please note that AMC did not review the BPOs in order to ascertain the validity of any values and AMC makes no representations or warranties about the underlying value of the property.

title results

As requested by the Client, either a title review and/or Black Knight lien search was included in AMC’s scope of review on all HECMs in the Securitization Population 1,025 HECMs received a title review utilizing a current owner’s title search and supporting materials provided by Client. 1,646 loans received a Black Knight Lien Alert report.

To facilitate the title review on 1,025 HECMs, the Client provided AMC with identifying data on the Securitization Population. Data provided by the Client, included HECM and servicer identification numbers as well as subject property address, borrower names, origination date, original mortgage loan amount for the subject mortgage and title policies from origination as it relates to the subject mortgage. Using the data provided, AMC ordered a current owner’s title search on these HECMs through a service provider. Upon receipt and review of the current owner’s title search results, AMC identified whether or not the title search report revealed any liens and/or judgments which could affect the seniority of the subject mortgage, including potentially superior post origination liens and/or judgments as well as subject mortgage not of record. For the purposes of identifying potentially superior post-origination homeowners’ association (“HOA”) liens, the Client has vetted and approved for use a list of states prepared by outside counsel for which potentially superior post origination HOA liens may take priority over the subject mortgage. The states identified by the Client to be super lien states are: AL, AK, CO, CT, DC, DE, FL, HI, IL, MA, MD, MN, MO, NV, NH, NJ, OR, PA, RI, TN, VA, VT, WA, and WV. AMC reviewed the title policies for all liens and/or judgments that were recorded before the recordation of the subject mortgage to determine if any identifiable liens and/or judgments were listed as an exception on Schedule B of the applicable title policies.

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SUMMARY (1,025 HECMs)

As part of the due diligence services, the Client provided AMC with identifying data on 1,025 HECMs in the Securitization Population.  There were seventy-two (72) HECMs that were determined to have critical findings based on the scope of reviews set forth herein. The results of the review were provided to SHAP 2018-1 for which they confirmed that all seventy-two (72) HECMs are either in an REO status or liquidated.

BLACK KNIGHT SUMMARY (1,646 HECMs)

As part of the due diligence services, the Client provided AMC with identifying data on 1,646 HECMs in the Securitization Population and a Black Knight Lien Alert was obtained for these HECMs. The title evidence obtained indicated that there were no critical exceptions related to lien position on these 1,646 HECMs.

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